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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

NEORX CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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  (1)
  Amount Previously Paid:

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NEORX CORPORATION

Notice of 2002 Annual Meeting of Shareholders

TO THE SHAREHOLDERS:

        The 2002 Annual Meeting of Shareholders of NeoRx Corporation will be held at The Elliott Grand Hyatt Hotel, 721 Pine Street Seattle, Washington 98101, on Thursday May 2, 2002, at 9:00 a.m., for the following purposes:

  1.
  To elect six members to the Company's Board of Directors, and

  2.
  To consider and approve an increase in the number of shares issuable under the Company's Restated 1994 Stock Option Plan from 5,800,000 to 8,800,000, and

  3.
  To consider and approve an increase in the number of shares issuable under the Company's 1991 Restricted Stock Plan from 250,000 to 400,000, and

  4.
  To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

        Your attention is directed to the accompanying proxy statement for further information with respect to the matters to be acted upon at the annual meeting. To constitute a quorum for the conduct of business at the annual meeting, holders of a majority of all outstanding shares of a common stock must be present in person or be represented by proxy. To ensure representation at the annual meeting, you are urged to complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope.

        The record date for determining shareholders entitled to notice of, and to vote at, the annual meeting is the close of business on March 15, 2002.

BY ORDER OF THE BOARD OF DIRECTORS
RICHARD L. ANDERSON Senior Vice President, Chief Financial Officer and Secretary

March 29, 2002
Seattle, Washington

  YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

NEORX CORPORATION
PROXY STATEMENT

General

        This proxy statement is furnished in connection with the solicitation by the Board of Directors of NeoRx Corporation of proxies in the accompanying form for use at the annual meeting of shareholders to be held on Thursday, May 2, 2002, and any adjournment or postponement thereof. The annual meeting will be held at 9:00 a.m. at the Elliott Grand Hyatt Hotel, 721 Pine Street, Seattle, Washington 98101.

        Our principal office is located at 410 West Harrison Street, Seattle, Washington 98119. The approximate date of mailing this proxy statement and the accompanying proxy card is March 29, 2002.

Voting Securities

        Only shares of our common stock outstanding at the close of business on March 15, 2002, the record date for determining shareholders, are entitled to receive notice of and to vote at the annual meeting. At the record date, there were 26,578,723 shares of common stock outstanding. Each shareholder is entitled to one vote for each share of common stock held of record in such person's name on the record date. Under Washington law and the Company's Articles of Incorporation, a quorum consisting of a majority of the shares entitled to vote must be represented in person or by proxy for the transaction of business at the annual meeting.

        Each shareholder has the right to cumulate his or her votes and cast as many votes as are equal to the number of Directors to be elected multiplied by the number of such shareholder's shares. These votes may be cast for one candidate or distributed among as many candidates as the shareholder desires. If a shareholder wishes to cumulate his or her votes, he or she should multiply his or her shares by the number of Directors to be elected (deriving a cumulative total) and then write the number of votes for each Director next to each Director's name on the proxy card. The total votes cast in this manner may not exceed the cumulative total. If a shareholder does not wish to cumulate votes for Directors, he or she should indicate the vote for or against each nominee, as provided on the proxy card. On all other matters, each share of common stock entitles its holder to one vote on each matter to be acted upon at the annual meeting.

        Under Washington law and the Company's Articles of Incorporation, if a quorum is present at the annual meeting, the six nominees for election as Directors who receive the greatest number of votes cast for the election of Directors by the shares present, in person or represented by proxy, and entitled to vote at the annual meeting will be elected Directors. Votes withheld with respect to the election of Directors will not be counted either in favor of or against the election of the nominees.

        Under Washington law, the affirmative vote of a majority of votes cast will be required to approve an increase to the number of shares under the Company's Restated 1994 Stock Option Plan (Proposal 2) and to approve an increase to the number of shares under the 1991 Restricted Stock Plan (Proposal 3). Abstentions from voting will not be counted for any purpose in determining whether Proposals 2 and 3 have been approved. Brokers who hold shares for the account of their clients may vote their clients' proxies in the brokers' own discretion as to the election of Directors, if the clients have not furnished voting instructions prior to the annual meeting.

        Proxies solicited by the Board of Directors will be voted in favor of the Director nominees and Proposals 2 and 3 unless shareholders direct otherwise in their proxies. The proxy cards also confer discretionary authority to vote the shares authorized to be voted thereby on any matter that was not known on the date of this proxy statement, but that properly may be presented for action at the annual meeting.

        YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

Revocation

        Any shareholder returning a proxy has the power to revoke it at any time before shares represented thereby are voted at the annual meeting. Any shares represented by an un-revoked proxy will be voted unless the shareholder attends the annual meeting and votes in person. A shareholder's right to revoke a proxy is not limited by or subject to compliance with a specified formal procedure, but written notice of such revocation should be given to the Company's Corporate Secretary at or before the annual meeting.

Expenses of Solicitation

        NeoRx has retained Mackenzie Partners, Inc., 105 Madison Avenue, 14 Floor New York, NY 10016, to help solicit proxies. NeoRx will pay the cost of their services, which is estimated at approximately $8,000 plus expenses. Proxies will be solicited by personal interview, mail and telephone. In addition, NeoRx may reimburse brokerage firms and other persons who represent beneficial owners of common stock for their expenses in forwarding solicitation materials to beneficial owners. Certain of NeoRx's directors, officers and regular employees, may also solicit proxies, personally or by telephone or facsimile, without additional compensation.

ELECTION OF DIRECTORS (PROPOSAL 1)

Nominees for Director

        Six Directors are to be elected by the holders of common stock at the annual meeting. These Directors will serve one-year terms that will expire at the 2003 annual meeting of shareholders, or until their successors have been elected and qualified. Unless a shareholder withholds his or her vote, each proxy will be voted for the election of the following nominees:

        DOUGLASS B. GIVEN, MD, PhD, age 50, was appointed President, CEO and a Director of NeoRx Corporation in July 2001. Dr. Given has been an Executive-in-Residence at Bay City Capital LLC, a merchant bank providing advisory services and investing in life science companies (BCC") since November, 2000. From November 2000 to July 2001, Dr. Given served as a consultant to NeoRx Corporation. He was formerly Corporate Senior Vice President and Chief Technology Officer, Mallinckrodt, Inc. from August 1999 to October 2000. From January 1993 to July 1999, Dr. Given served as CEO and a Director of Progenitor, Inc. and Mercator Genetics, Inc. He has held positions as Vice President, Schering Plough Research Institute; Vice President, Monsanto / GD Searle Research Laboratories; and Medical Advisor, Lilly Research Laboratories. Dr. Given holds an MD and a PhD from the University of Chicago, and an MBA from the Wharton School of Business, University of Pennsylvania. He is a Director of SemBioSys Genetics, Inc. and on the Advisory Council to the University of Chicago for Biological Sciences and the Pritzker School of Medicine.

        JACK L. BOWMAN, age 69, has been a Director since January 1994. Mr. Bowman was Company Group Chairman of Johnson & Johnson, a multinational pharmaceutical company, from 1987 until his retirement in 1993. Mr. Bowman is a Director of Cell Therapeutics, Inc., Celgene Corp., Targeted Genetics Corporation, Osiris Therapeutics, Inc., and Cellegy Pharmaceuticals, Inc., each of which is a biotechnology company. He holds a BEd degree from Western Washington University.

        FREDERICK B. CRAVES, PhD, age 56, has been the Company's Chairman of the Board of Directors since July 1993. In June 1997, Dr. Craves co-founded Bay City Capital LLC ("BCC"), as Managing Director since that company's inception. Dr. Craves has founded two investment companies. In 1996, he founded the Craves Group LLC and in 1994, he co-founded Burrill & Craves. He was also the founding

Chairman of the Board and Chief Executive Officer of Codon and the co-founder of Creative Biomolecules, Inc. Currently, Dr. Craves is Chairman of the Board of Epoch BioSciences, Inc. He is on the Board of Directors of Incyte Genomics, Medarex, Inc., Eos Biotechnology, Inc., Cacheon, Inc. and BioSeek, Inc. and is Vice Chairman of Reliant Pharmaceuticals LLC. Dr. Craves received a PhD in Pharmacology and Toxicology from the University of California, San Francisco.

        E. ROLLAND DICKSON, MD, age 68, has been a Director since May 1998. Dr. Dickson has been the Mary Lowell Leary Professor of Medicine at Mayo Medical School and Director of Development at the Mayo Foundation for Medical Education and Research since 1993. In 1999, Dr. Dickson was appointed to the Board of Trustees of the Mayo Foundation. Dr. Dickson received his MD degree from Ohio State University.

        CARL S. GOLDFISCHER, MD, age 43, has been a Director since March 2000. He has been Managing Director of Bay City Capital since July 2001 and serves on its Board of Directors and Executive Committee. He joined Bay City Capital as an Executive-in-Residence in December 2000. Dr. Goldfischer was the Vice President, Finance and Chief Financial Officer of ImClone Systems, Inc. from May 1996 to July 2000. From June 1994 until May 1996, Dr. Goldfischer served as a healthcare analyst with Reliance Insurance Company. Dr. Goldfischer is also a Director of Diametics Medical Corporation Immulogic Pharmaceutical Corp. and ETEX Corp., all medical device or biotechnology companies. Dr. Goldfischer received his MD degree from Albert Einstein College of Medicine in 1988, and served as a resident in radiation oncology at Montefiore Hospital of the Albert Einstein College of Medicine until 1991.

        ALAN A. STEIGROD, age 64, has been a Director since May 1998. Mr. Steigrod has been Managing Director of Newport HealthCare Ventures, which provides consulting to the biopharmaceutical industry, since 1996. From March 1993 to November 1995, he served as President and Chief Executive Officer of Cortex Pharmaceuticals, Inc., a development stage neuroscience company. Mr. Steigrod is a director of Cellegy Pharmaceuticals, Inc., Lorus Therapeutics, Inc. and Sepracor, Inc., all biotechnology companies.

        It is intended that votes will be cast pursuant to the enclosed proxy card for the election as Directors of the foregoing nominees. If any nominee shall not be a candidate for election as a Director at the annual meeting, it is intended that votes will be cast pursuant to the enclosed proxy for such substitute nominee as may be nominated by the existing Directors. No circumstances are presently known that would render any nominee named above unavailable.

        Pursuant to the Company's Bylaws, shareholders seeking to nominate other candidates for election to the Board of Directors at the annual meeting must give written notice to the Company's Corporate Secretary not less than 60 days nor more than 90 days before the annual meeting. Such notice must contain certain information as to the shareholder giving the notice and each proposed nominee, including information required under the federal proxy rules. If less than 70 days' notice or prior public disclosure of the date of the scheduled annual meeting is given, notice by the shareholder must be given not later than the tenth day following the earlier of the mailing of notice of the annual meeting or the date public disclosure of the annual meeting was made. The Company's Bylaws provide that no person shall be elected a Director of the Company unless nominated in accordance with the Bylaws. As of the date of this Proxy Statement, the Company has not received any Director nominations by shareholders.

        The Board of Directors met 5 times and held an additional 15 telephone board meetings during the year ended December 31, 2001. With the exception of E Rolland Dickson, each Board member attended at least 75% of the aggregate number of the meetings of the Board and the committees on which he served. E. Rolland Dickson attended 67% of the aggregate number of the meetings of the Board and the committees on which he served.

Board of Directors Recommendation

        The Board of Directors unanimously recommends a vote "for" each of the Director nominees.

Compensation of Directors

        The Company pays Directors who are not employees of the Company a semi-annual fee of $4,000 for service on the Board of Directors, together with a fee of $1,500 for each face-to-face Board meeting. In 2002, a policy of additional payments for the attendance of committee meetings was implemented. Payments of $500 are made for the attendance of committee meetings that last less than one hour and payments of $1,000 are made for the attendance of committee meetings that last more than one hour to non-employee board members. Payment for attendance at telephone board meetings is $500 for up to one hour, $1,000 for one to two hours and $1,500 for more than two hours. Non-employee Directors also receive stock option grants under the Company's 1991 Stock Option Plan for Non-Employee Directors (the "Directors Plan") or the Restated 1994 Stock Option Plan (the "1994 Plan"). Each new non-employee Director, upon election or appointment to the Board of Directors, receives an initial option to purchase 20,000 shares of Common Stock under the 1994 Plan at an exercise price equal to the fair market value per share of Common Stock on the grant date. In addition, each non-employee Director automatically receives an annual option grant to purchase 10,000 shares of common stock following each annual meeting of shareholders at an exercise price equal to the fair market value per share of common stock on the grant date, provided that a non-employee Director who has received the initial option grant for 20,000 shares of common stock within five months prior to any such annual meeting of shareholders, does not receive the annual grant for such annual meeting. The options granted as of each annual meeting of shareholders become exercisable in two equal installments over the next two years.

        On May 22, 2001, each non-employee Director received a grant of options for 10,000 shares following his election to the Board of Directors.

Committees of the Board

        The Board of Directors has two committees: an Audit Committee and a Compensation Committee. The Board has no Nominating Committee.

        The Audit Committee is comprised of Mr. Steigrod, Dr. Dickson and Mr. Bowman. The Audit Committee reviews the preparation and audit of the Company's accounts, considers the engagement of independent public accountants for the ensuing year and the terms of such engagement, reviews the scope of the audit proposed by such accountants, and receives and reviews the audit reports. The Audit Committee convened three times during the year ended December 31, 2001.

        The Compensation Committee is comprised of Messrs. Steigrod and Bowman. The Compensation Committee recommends to the Board of Directors the salary and certain terms of employment of the Company's officers and administers the Company's Restated 1994 Stock Option Plan and the grants of options there under. The Compensation Committee convened eleven times during the year ended December 31, 2001.

Report of the Audit Committee

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Board of Directors has adopted a written Audit Committee Charter. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with the management of the Company. In early 2001, two members of the Audit Committee, Drs. Carl S. Goldfischer and Fred G. Craves, were not independent as that term is defined in the Rule 4200(a)(15) of the National Association of Securities Dealers (NASD) listing standards. On May 22, 2001, the Board of Directors restructured the Audit Committee, appointing Alan A. Steigrod (Chairman) and Dr. E. Rolland Dickson in place of Drs. Goldfischer and Craves so that all members of the Audit Committee are now independent, as defined by NASD listing standards. The Audit Committee has discussed with the independent accountants the matters required to be discussed by

SAS 61. The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the accountants' independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Security and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

AUDIT COMMITTEE

Mr. Alan Steigrod, Committee Chair

Dr. E. Rolland Dickson

Mr. Jack L. Bowman

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership, as of February 9, 2002, of the common stock by (a) each person known by the Board of Directors to beneficially own more than 5% of the outstanding common stock, (b) each Director and nominee for Director, (c) the Company's Chief Executive Officer and four other most highly compensated executive officers, and (d) all executive officers and Directors as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the shares listed below have sole investment and voting power with respect to the shares.

Name	Number of Shares Beneficially Owned and Nature of Beneficial Ownership	Percentage of Common Stock (%)
The Bay City Capital Fund I, LP (1) 750 Battery Street, Suite 600 San Francisco, California 94111	2,365,200	8.90
Paul G. Abrams (2)	588,970	2.22
Douglass B. Given (3)	237,500	*
Wolfgang Oster	0	*
Richard L. Anderson (4)	452,895	1.70
Karen Auditore-Hargreaves (5)	62,395	*
Becky J. Bottino (6)	188,694	*
Jack L. Bowman (7)	99,500	*
Fred B. Craves (1)	2,640,200	9.94
E. Rolland Dickson (8)	50,000	*
Carl S. Goldfischer (9)	180,000	*
Alan A. Steigrod (10)	47,000	*
All executive officers and Directors as a group (11 persons) (11)	4,547,154	14.00

*
Less than 1%

(1)
Represents 275,000 shares subject to options exercisable within 60 days, and 2,365,200 shares held by The Bay City Capital Fund I, LP, ("BCCF"), 750 Battery St, Suite 600, San Francisco, CA 94111, an affiliate of Bay City Capital BD LLC and Bay City Capital LLC. Mr. Craves a founder of BCCF and disclaims beneficial ownership of these shares held by The Bay City Capital Fund I, LP.

(2)
Includes 418,735 shares subject to options exercisable within 60 days.

(3)
Includes 187,500 shares subject to options exercisable within 60 days.

(4)
Includes 282,676 shares subject to options exercisable within 60 days.

(5)
Includes 62,395 shares subject to options exercisable within 60 days.

(6)
Includes 176,689 shares subject to options exercisable within 60 days.

(7)
Includes 98,000 shares subject to options exercisable within 60 days.

(8)
Includes 45,000 shares subject to options exercisable within 60 days.

(9)
Includes 180,000 shares subject to options exercisable within 60 days.

(10)
Includes 45,000 shares subject to options exercisable within 60 days.

(11)
Includes 1,770,995 shares subject to options exercisable within 60 days.

        EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth all compensation for services rendered in each of the last three years to the Company's Chief Executive Officer, the four most highly compensated officers other than the Chief Executive Officer that were serving as executive officers at the end of 2001, and Paul G. Abrams who resigned as Chief Executive Officer on July 30, 2001. (The "Named Executive Officers").

Annual compensation			Long-term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Restricted Stock Awards ($) (7)	Securities Underlying Options/SARs (#)	All Other Compensation ($) (2)
Paul G. Abrams (3), Chief Executive Officer	2001 2000 1999	$175,653 286,414 286,486	$0 55,865 41,544	0 0 0	0 105,000 133,000	$174,160 825 852
Douglass B. Given (4), Chief Executive Officer	2001 2000 1999	148,886 0 0	0 0 0	$148,000 0 0	200,000 0 0	360 0 0
Wolfgang Oster (6), Chief Operating Officer	2001 2000 1999	174,398 0 0	50,000 0 0	47,000 0 0	410,000 0 0	468 0 0
Richard L. Anderson (5), Senior Vice President, Chief Financial Officer and Secretary	2001 2000 1999	234,202 302,203 226,000	17,500 37,371 33,592	0 0 0	0 94,250 0	2,109 2,876 2,696
Karen Auditore-Hargreaves, Senior Vice President, Research & Development	2001 2000 1999	192,385 185,166 120,369	12,500 30,661 26,825	0 0 0	35,000 30,000 100,000	885 1,040 825
Becky J. Bottino Senior Vice President, Technical Operations	2001 2000 1999	164,764 161,255 151,133	12,500 26,241 23,345	0 0 0	30,000 30,000 0	1,083 1,248 1,247

(1)
Includes accrued bonus and annual achievement award.

(2)
Consists of 5% matching of contributions paid to NeoRx Corporation's Employee Savings Plan and Trust, the Company's 401(k) plan, premiums paid under group term life insurance policies and severance to Paul G. Abrams.

(3)
Paul G. Abrams resigned as Chief Executive Officer on July 30, 2001.

(4)
Douglass B. Given joined NeoRx as Chief Executive Officer on July 30, 2001.

(5)
Richard L. Anderson resigned as President, Chief Operating Officer and Chief Financial Officer on March 21, 2001. He was appointed Senior Vice President and Chief Financial Officer on September 13, 2001.

(6)
Wolfgang Oster joined NeoRx as Chief Operating Officer on June 5, 2001.

(7)
Restricted stock awards are valued in the table above at their fair market value based on the per share closing price of the Company's common shares on the NASDAQ on the date of grant. Restricted stock holdings as of December 31, 2001 and their fair market value based on the per share closing price of $5.77 on December 31, 2001 were as follows:

Name	# of Restricted Shares	Value on 12/31/01
Douglass B. Given	50,000	288,500
Wolfgang Oster	10,000	57,700

        The restricted shares vest based upon satisfaction of certain requirements.

Stock Option Awards in 2001

        The following table provides details regarding stock options granted to the Named Executive Officers in 2001. In addition, in accordance with Securities and Exchange Commission (the "SEC") rules, the hypothetical gains or "option spreads" that would exist for the respective options are shown. These gains are based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the options were granted over their 10-year term.

Options Granted in 2001

Name	Number of Securities Underlying Options Granted (1) (#)	Percent of All Options Granted to Employees in 2001	Exercise Price Per Share ($)	Expiration Date	5% (2) ($)	10% (2) ($)
Paul G. Abrams	0	0.0000%	0	N/A	0	0
Douglass Given	150,000	10.0401%	$3.35000	7/30/2011	$316,020	$800,856
Wolfgang Oster	400,000	26.7735%	4.70000	6/4/2011	1,182,322	2,996,236
Richard L. Anderson	0	0.0000%	0	N/A	0	0
Karen Auditore-Hargreaves	35,000	2.3427%	5.94000	5/22/2011	130,747	331,339
Becky J. Bottino	30,000	2.0080%	5.94000	5/22/2011	112,069	284,005

(1)
The options granted on 7/30/2001 to Douglass Given are exercisable 1/12th per month and expire ten years from the grant date. The options granted on 6/4/2001 to Wolfgang Oster will be exercisable at a rate of 25% after one year from the grant date and then in monthly increments at a rate of 1/48thper month of the original grant over the following three years and expire ten years from the grant date. The options granted on 5/22/01 to Karen Auditore-Hargreaves and Becky J. Bottino become exercisable in monthly increments over a four-year period from the grant date and expire ten years from the grant date. All options were granted with an exercise price equal to the fair market value of the Common Stock on the date of the grant based on the closing price of the common stock as quoted on the NASDAQ National Market. Under certain circumstances, defined as "change in control" in the Company's Restated 1994 Stock Option Plan, vesting of options will be accelarated and optinees will have the right to exercise all or a part of such options immediately prior to any such transaction.

(2)
The amounts result from the assumed rates of stock price appreciation required by the SEC and are not intended to forecast actual stock price appreciation.

Stock Option Exercises

        The following table sets forth information on option exercises in the year ended December 31, 2001 by the Named Executive Officers and the value of such officers' unexercised options at the end of 2001.

Aggregated Option Exercises in 2001
and Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2001 (#)
					Value Of Unexercised In-The-Money Options at December 31, 2001 (1) ($)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Paul G. Abrams	80,000	$96,000	393,735	292,765	$1,462,158	$1,210,286
Richard L. Anderson	140,219	365,695	275,759	70,772	1,009,506	65,836
Karen Auditore-Hargreaves	0	0	56,979	98,021	175,800	219,750
Becky Bottino	5,000	21,300	176,689	61,562	669,031	74,276
Douglass B. Given	0	0	137,500	112,500	151,250	211,750
Wolfgang Oster	0	0	0	400,000	0	428,000

(1)
The value of unexercised in-the-money options is calculated based on the market price per share on December 31, 2001, of $5.77 as reported by the NASDAQ National Market, less the exercise price.

Report of the Compensation Committee on Executive Compensation

Statement of Compensation Philosophy

        The Compensation Committee of the Board of Directors is responsible for establishing compensation levels for the Company's executive officers, establishing and administering performance-based compensation plans, evaluating the performance of the Company's executive officers, and considering management succession and related matters.

        The Company's executive compensation program primarily consists of three parts: base salary, annual bonus, and stock options. The Company's philosophy is to hire individuals who possess the requisite professional managerial skills, with demonstrated success in positions of comparable scope and responsibility in healthcare, biotechnology and other research and industrial settings, and who will help the Company achieve its mission of developing innovative targeted therapeutics for cancer and other diseases. The Company is committed to recruiting, motivating and retaining senior executives with demonstrated talent and managerial leadership skills.

        The Company's goal for total compensation is to be competitive with other biotechnology enterprises. The program places significant emphasis on equity participation by granting stock options to align the interests of senior management with those of the Company's shareholders. The Company's cash compensation is designed to be competitive while also recognizing the need to conserve cash for product development.

        Compensation payments in excess of $1 million to each of the Named Executive Officers are subject to a limitation on deductibility for the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended. Certain performance-based compensation is not subject to the limitation on deductibility. Cash compensation to the Chief Executive Officer or any other executive officer has never exceeded $1 million and the Compensation Committee does not expect cash compensation in 2002 to the Chief Executive Officer or any other executive officer to exceed $1 million. The Board of Directors intends to qualify option awards for the performance-based exception to the $1 million limitation on deductibility of compensation payments.

Base Salary

        The Company's philosophy is to maintain executive cash compensation at a competitive level sufficient to recruit and retain individuals possessing the above-mentioned skills. Determinations of appropriate cash compensation levels are generally made through regular participation in industry and industry-related surveys, as well as by monitoring developments in key industries such as biotechnology and pharmaceuticals. The Company's cash compensation levels are designed to be approximately equal to cash compensation paid by other biotechnology enterprises. For the last several years, executive officer base salaries have only been adjusted to be consistent with the Company's overall compensation targets based on survey data.

        The survey data considered by the Compensation Committee in determining 2001 executive compensation include salary information provided by 153 biotechnology enterprises having between 50 and 149 employees (the "Comparison Group").

Annual Bonus

        An annual bonus plan has been established to reward participants for their contributions to the achievement of Company-wide performance goals. All executive officers of the Company participate in the program, and the Compensation Committee may elect to expand it to cover other employees. This incentive plan is designed to ensure that when such payments are added to a participant's base salary, the resultant compensation for above-average performance will approximate the average total cash compensation level of comparable companies.

        In 2001, executive officers were eligible to earn a bonus as percentage of salary, upon attainment of specific Company performance goals set by the Board of Directors. These goals included: achieving project milestones and increasing cash reserves. The Compensation Committee assigns relative weights to these goals in formulating the amount of the awards. In December 2001, the Compensation Committee determined what portions of the 2001 goals were met. Based on the overall performance of the Company, bonuses were paid to the following executive officers as a percent of their 2001 salary, Mr. Anderson- 7.4%, Dr. Auditore-Hargreaves- 6.4%, Ms. Bottino- 7.5% and Dr. Oster- 28.7%.

        In addition to the bonus plan, the Compensation Committee has the discretion to grant achievement awards of cash and/or stock options to individual executive officers. These achievement awards are intended to recognize an individual for outstanding contributions to the Company.

Stock Options

        Stock options are viewed as a basic element of the total compensation program and emphasize long-term Company performance, measured by the creation of shareholder value. Options under the Company's existing stock option plans are granted to all employees. In determining the size of the grants, the Compensation Committee considers the amount and value of options currently held, but focuses primarily on the executive's past and likely continued contribution to the Company, as well as the executive's relative position within the Company. Although the Compensation Committee does not have a target ownership level for Common Stock holdings by executives and key employees, the Compensation Committee's objectives are to enable such persons to develop and maintain a significant long-term ownership position in the Common Stock.

        Stock options to executive officers are granted with exercise prices at least equal to the fair market value on the date of grant. The Company has generally awarded options to executives at the time of employment and promotion, and at discretionary intervals thereafter. The Compensation Committee seeks to keep its executive stock option compensation competitive with other biotechnology companies. Stock option exercisability is determined by the Compensation Committee. Options become exercisable in periods generally ranging from one to nine years after date of grant. In certain cases, exercisability may be accelerated based on achievement of corporate and individual objectives.

        In addition to granting stock options to the Company's current executive officers under the programs described above, the Company also granted 511,013 stock options to approximately 114 other employees under the Company's 1994 Plan. This broad-based program is designed to create an entrepreneurial spirit in the Company and to provide broad incentives for the day-to-day achievements of these employees, which, in turn, is expected to improve the Company's long-term performance.

Compensation of the Chief Executive Officer

        In determining the base salary compensation of Dr. Abrams for 2001 the Compensation Committee considered the same factors that it considered when determining compensation for all employees and for the Company's other executive officers, including the Company's performance as a whole. On July 30, 2001 Dr. Abrams resigned as CEO of NeoRx Corporation. Dr. Abrams' total compensation for base pay and severance received in 2001 was $349,812.

        Douglass B. Given, MD, PhD was appointed CEO on July 30, 2001. Dr. Given's base compensation received in 2001 was $148,886. His annualized base salary is $350,000, which placed him at approximately the 75th quartile of the average of chief executive officers in the Radford Associates Biotechnology Survey of companies having between 50 and 149 employees. During 2001, Dr. Given received stock options granted outside the Company's stock option plan for an aggregate of 150,000 shares that will become exercisable in equal monthly increments over one year. Dr. Given was also granted 50,000 shares of restricted stock that vested on August 31, 2001.

Submitted by the Compensation Committee of the Board of Directors

COMPENSATION COMMITTEE

Mr. Jack L. Bowman, Committee Chair
Mr. Alan Steigrod

   Stock Price Performance Graph

        The graph below compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total shareholder return of the NASDAQ Stock Market Index (US) and the NASDAQ Pharmaceutical Stocks Index.

        Note: Stock price performance shown below for the Company is historical, and not necessarily indicative of future price performance.

Comparison of Five-Year Cumulative Total Return Among NeoRx Corporation,
NASDAQ Stock Market Index (US) and
NASDAQ Pharmaceutical Stocks Index (1)

	1996	1997	1998	1999	2000	2001
NeoRx Corporation	$100	$136	$33	$98	$127	$140
NASDAQ Stock Market Index (US)	$100	$123	$173	$312	$193	$153
NASDAQ Pharmaceutical Index	$100	$103	$131	$245	$308	$263

(1)
Assumes $100 invested on December 31, 1996, in the Company's common stock, the NASDAQ Stock Market Index and the NASDAQ Pharmaceutical Stocks Index, an index of approximately 217 companies, whose common stock is quoted on the NASDAQ National Market. The Primary Standard Industrial Classification Code Number (SIC) of these companies is #2835—Pharmaceutical Companies. Total return performance for the NASDAQ Stock Market Index and the NASDAQ Pharmaceutical Stocks Index is weighted based on the market capitalization of the firms included in each index and assumes that dividends are reinvested. The NASDAQ Stock Market Index and the NASDAQ Pharmaceutical Stocks Index are produced and published by the Center for Research in Securities Pricing at the University of Chicago.

Employment and Change of Control Agreements and Severance Agreements

        Each of the Named Executive Officers of the Company, except for Drs. Given and Oster, has an agreement that defines their terms of employment and change of control of the Company (as defined in the agreement). A change of control occurs through certain mergers, consolidations, certain purchases of a significant minority interest in the Company's Common Stock, liquidations, reorganizations, and sales of substantially all the assets of the Company. Upon a change of control of the Company, the executive officers may receive 12 months' salary and a proportional bonus, if earned. Also, the vesting of all options outstanding under the Company's employee stock option plans will be accelerated and optionees will have the right to exercise all or a part of such options immediately prior to any such transaction. Any unexercised options will terminate, except that, in the event of a merger in which the shareholders of the Company receive capital stock of another corporation, such unexercised options must be assumed or an equivalent option is substituted by the successor corporation. A qualifying termination under this agreement also is considered to occur when the executive officers' responsibilities or authority are materially reduced on more than a short-term basis. These agreements automatically renew every other year absent a notice of nonrenewal by either party, and are subject to review in 2003.

        The Company also has severance agreements with each of the Named Executive Officers, except for Drs. Given and Oster, that provide that the executive officer would receive 12 months' salary if such executive officer were terminated "without cause" (as defined in each agreement) or "retired" in certain agreements. The agreements define severance without cause to include a material reduction in the executive officer's responsibility or authority. These agreements automatically renew every other year absent a notice of nonrenewal by either party, and are subject to review in 2003.

Certain Relationships and Related Transactions with Management

        The Company's Chairman of the Board of Directors, Dr. Fred Craves, had a consulting agreement with the Company that provided that he be retained as a general advisor and consultant to the Company's management on all matters pertaining to the Company's business. In exchange for such services, he was compensated $30,000 for each calendar quarter, plus reasonable travel and other expenses. Compensation payments under this agreement totaled $120,000 for each of the years 2001, 2000 and 1999. In addition, payments for travel and other expenses totaled approximately $58,800, $29,900 and $22,500 for 2001, 2000 and 1999, respectively. In 2002, this agreement was not renewed.

        Dr. Craves is a founder of Bay City Capital BD LLC, also known as BCC, a merchant bank focused on the life sciences industry. As of March 8, 2002, BCCF, an affiliate of BCC, owned 8.9% of the Company's common stock. Mr. Bowman is on the business advisory board of BCC, Dr. Given is an Executive-in-Residence at BCC, and Dr. Goldfischer is a managing director of BCC.

        The Company and BCC entered into an agreement whereby BCC will act as the Company's advisor for the purpose of identifying opportunities to enter into strategic alliances. The Company paid a retainer fee of $50,000 in cash for each calendar quarter through the end of 2001. The Company renewed the agreement for 2002 and will pay a retainer fee of $80,000 per quarter. The agreement also includes a percentage of consideration, ranging from one to five percent, depending on the ultimate amount of consideration raised. Retainer fee payments under this agreement totaled $300,000 for 2001, which included the balance payable of $100,000 at December 31, 2000. The Company also paid to BCC approximately $612,000 during 2001 for commissions related to the purchase of the radiopharmaceutical manufacturing facility and certain related assets located in Denton, Texas, from International Isotopes, Inc. In January 2001 and 2002, Mr. Steigrod and Dr. Dickson unanimously approved extending the contract with BCC. The other Directors removed themselves from the discussion and the decision to hire BCC.

        In connection with an agreement to provide financial consulting services in 2001, Dr. Carl Goldfischer received fees in 2001 of $115,000 and stock option grants of 10,000 shares in December 2000 and 150,000 shares in January 2001. Services related to these stock options were fully provided by December 31, 2001 after which this agreement expired. As of January 29, 2002, vesting was accelerated for those stock options granted pursuant to this agreement that has not already vested. The Company recorded an expense in the amount of $526,000 during 2001 for the fair value of the option grants on the date the services were completed.

        In connection with consulting services performed in 2001, Dr. Abrams, the former CEO, of the Company received consulting fees in the amount of $127,725. Prior to his appointment as CEO in July 2001, Dr. Given provided consulting services to the Company. The total consulting fees paid to Dr. Given in 2001 were $225,000.

        The Company has a demand note receivable from Neile Grayson, Vice President of Corporate Development with a balance of approximately $115,000 as of December 31, 2001. During 2001 and 2000, the Company had a demand note from Dr. Abrams of approximately $61,000; this note was paid in full on July 31, 2001.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers, and persons who own more than 10% of a registered class of the Company's securities, to file with the SEC the initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms it received, or written representations from certain reporting persons that no such forms were required for those persons, the Company believes that during 2001 all filing requirements required by Section 16(a) applicable to Directors, executive officers and greater-than-10% shareholders were complied with by such persons, other than one late initial Form 3 filed by Neile Grayson.

  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has selected KPMG LLP to serve as independent public accountants.    Representatives from KPMG LLP are expected to be present at the annual meeting to make a statement if they so desire and to respond to appropriate questions from shareholders.

        The aggregate fees billed for professional services rendered by KPMG LLP for fiscal year 2001 are as follows:

(1)	Audit Fees (for audit of our annual financial statements for fiscal year 2001 and reviews of our quarterly financial statements)	$71,371
(2)	Financial Information and Systems Design and Implementation Fees (for designing or implementing a hardware or software system that aggregates source data underlying the Company's financial statements or generates information that is significant to the financial statements taken as a whole)	$0
(3)	All Other Fees:
	Audit related fees *	31,551
	Other non-audit services **	18,092

	Total of all other fees	$49,642

*
Audit related fees consisted principally of fees for the A-133 audit, SEC filing assistance and due diligence assistance pertaining to the acquisition of certain assets from International Isotopes, Inc.

**
Other non-audit services consist of tax compliance services.

        The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG LLP. 100% of the hours expended on KPMG LLP's engagement to audit the Company's financial statements for fiscal year 2001 were attributed to work performed by persons who are full-time, permanent employees of KPMG LLP.

PROPOSAL TO INCREASE THE NUMBER OF SHARES UNDER THE COMPANY'S RESTATED 1994 STOCK OPTION PLAN (PROPOSAL 2)

        The Board of Directors has unanimously adopted, subject to shareholder approval, an amendment to increase the number of shares authorized for issuance under the NeoRx Corporation Restated 1994 Stock Option Plan (the "1994 Plan"). As amended, the number of shares of Common Stock available for issuance under the 1994 Plan would be increased from 5,800,000 to 8,800,000 shares. As of March 1, 2002, approximately 252,222 shares remained available for issuance under the 1994 Plan. The Board believes that this number will be insufficient to achieve the purpose of the 1994 Plan over the term of the plan unless the additional shares are authorized. Therefore, the shareholders will be requested at the annual meeting to approve an amendment to the 1994 Plan which increases by 3,000,000 the number of shares that may be issued under the 1994 Plan. The 1994 Plan, as proposed to be amended subject to shareholder approval, is attached as Exhibit B to this proxy statement. The following summary of the 1994 Plan does not purport to be a complete description of the 1994 Plan and is qualified by reference to Exhibit B.

Description of the 1994 Plan

        Purpose.    The purpose of the 1994 Plan is to provide a means to allow grants of stock options to be made to selected employees, officers, directors, agents, consultants, advisors and independent contractors in order to attract and retain the services or advice of such persons and to provide added incentive to such persons by encouraging stock ownership in the Company. As of March 1, 2002, approximately 121 people were eligible to participate in 1994 Plan. The Company's policy is to grant all employees stock options upon commencement of employment. The number of shares granted to new employees is based on the employee's level of responsibility and compensation.

        Stock Subject to the 1994 Plan.    Pending approval of this amendment, a maximum of 8,800,000 shares of Common Stock, subject to adjustment for stock splits, will be available for grant and issuance under the

1994 Plan. Any shares that have been made subject to an option that cease to be subject to that award (generally because the option expires or terminates) will then become available for future grants under the 1994 Plan. Under the terms of the 1994 Plan, no individual may receive stock option grants in any fiscal year in excess of an aggregate of 500,000 shares.

        Administration.    The plan administrator of the 1994 Plan is currently the Compensation Committee of the Board of Directors. The plan administrator, subject to the terms and conditions of the 1994 Plan and to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), has the authority to determine all matters related to the plan in its discretion, including the authority to select the individuals to receive awards and to determine the number of shares to be subject to each option, the exercise price, and all other terms and conditions of the option.

        Awards.    The plan administrator is authorized to grant incentive stock options and nonincentive stock options under the 1994 Plan. Awards may consist of one or both of these grant types.

        Eligibility.    Options may be granted to employees, officers, directors, agents, consultants, advisors or independent contractors of the Company or a related corporation, except that only employees of the Company may receive incentive stock options.

        Terms and Conditions of Stock Option Grants.    At the discretion of the plan administrator, options granted under the 1994 Plan may be either nonqualified stock options ("NSOs") or incentive stock options ("ISOs") as defined in Code Section 422. The exercise price for each option is determined by the plan administrator, but may not be less than 100% of fair market value on the date of grant. As of March 1, 2002, the closing price per share of Common Stock as reported by the NASDAQ National Market was $4.00.

        The exercise price for shares purchased under an option must be paid in a form acceptable to the plan administrator, which forms may include cash, checks, shares of already-owned stock, a broker-assisted cashless exercise, or such other consideration as the plan administrator may permit.

        Unless the plan administrator determines otherwise, the term of each option will be ten years from the date of grant and will vest and become exercisable at a rate of 25% per year over a four-year period from the grant date.

        ISOs granted to persons who own more than 10% of the total combined voting power of all classes of the Company's stock must have an option term that does not exceed five years, and the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant.

        The vested portion of options may be exercised at any time in whole or in part in accordance with their terms. The unvested portion terminates upon termination of an optionee's employment or service relationship with the Company for any reason. In the event of termination for a reason other than cause, death or total disability, and unless otherwise provided by the plan administrator, the vested portion of options will generally be exercisable for three months after the date of termination unless the option expires by its terms on an earlier date. In the event of termination by reason of death or total disability (as that term is defined in the 1994 Plan), and unless otherwise provided for by the plan administrator, the option will generally be exercisable for one year from the date of such termination, unless the option expires by its terms on an earlier date. In the event of termination for cause (as that term is defined in the 1994 Plan), the option shall not be exercisable after notice is given to the optionee of such termination for cause. A transfer of employment or service relationship between the Company and a related corporation (as that term is defined in the 1994 Plan) or the change in service relationship between the Company and an optionee does not constitute a termination of employment under the 1994 Plan so long as the person remains an employee, officer or director or is an agent, consultant, advisor or independent contractor and has a written agreement with the Company to that effect.

        Unless determined otherwise by the plan administrator in compliance with the requirements of Code Section 422, the optionee may not transfer the options except by will or by the applicable laws of descent and distribution. In the event the plan administrator does allow the transfer of an option granted under the plan, the option shall remain subject to the same terms and conditions following such transfer.

        Capital Adjustments.    In the event of certain reorganizations, stock dividends, stock splits, consolidations or similar changes in the common stock, the aggregate number and class of shares covered by each outstanding option and the per share exercise price will be proportionately adjusted, but not the aggregate exercise price. The maximum number of shares that may be granted to any individual in one fiscal year will also be proportionately adjusted.

        Corporate Transactions.    If certain corporate transactions occur, such as certain mergers, consolidations, reorganizations or liquidations of the Company, outstanding options will become fully vested and exercisable immediately prior to the transaction. Options not exercised prior to the corporate transaction will terminate, except that if the shareholders of the Company receive capital stock of another corporation in exchange for their shares of common stock, outstanding options will be assumed or an equivalent option substituted by the successor corporation. Options will be assumed by a successor corporation without any acceleration in vesting upon a re-incorporation of the Company, the creation of a holding company or a merger in which the shareholders of the Company immediately before the merger have the same proportionate ownership in the surviving company after the merger.

        Termination and Amendment.    The Board of Directors may at any time suspend, amend or terminate the 1994 Plan, provided that any amendment that increases the number of shares authorized for issuance under the 1994 Plan, modifies the class of eligible participants or otherwise requires shareholder approval under any applicable law will require shareholder approval within 12 months of the Board's adoption of such amendment. Any amendment that would constitute a "modification" to outstanding ISOs under Code Section 422 will have prospective effect only unless the holders of the outstanding options agree otherwise.

Federal Income Tax Consequences.

        The following discussion summarizes the material United States federal income tax consequences to the Company and to participants in the 1994 Plan. This summary is based on the Code and the United States Treasury regulations promulgated thereunder as in effect on the date of the proxy statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to participants in the plan. Therefore, the Company strongly encourages participants to consult their own tax advisors as to the specific federal income tax or other tax consequences of their participation in the plan.

        Incentive Stock Options.    The incentive stock options granted under the 1994 Plan are intended to qualify for favorable federal income tax treatment accorded "incentive stock options" under the Code. Generally, the grant or exercise of an incentive stock option does not result in any federal income tax consequences to the participant or to the Company. However, the exercise of an incentive stock option will generally increase the participant's alternative minimum tax liability, if any.

        The federal income tax consequence of a disposition of stock acquired through the exercise of an incentive stock option will depend on the period such stock is held prior to disposition. If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date of exercise of the option, the participant will recognize long-term capital gain or loss in the year of disposition, equal to the difference between the amount realized on the disposition of the stock and the amount paid for the stock on exercise of the option.

        Generally, if a participant disposes of the stock before the expiration of either the statutory holding periods described above (a "disqualifying disposition"), the participant will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the exercise price and (ii) the excess of the amount realized on the disposition of the stock over the exercise price. Subject to certain limitations, to the extent the participant recognized ordinary income by reason of a disqualifying disposition, the Company generally will be entitled to a corresponding business expense deduction in the taxable year during which the disqualifying disposition occurs.

        Generally, in the taxable year of a disqualifying disposition, the participant will also recognize capital gain or loss equal to the difference between the amount realized on the disposition of such stock over the sum of the amount paid for such stock plus any amount recognized as ordinary income by reason of the disqualifying disposition. Such capital gain or loss will be characterized as short-term or long-term depending on how long the stock was held. Long-term capital gains generally are subject to lower tax rates than ordinary income and short-term capital gains. Currently, the maximum capital gains rate for federal income tax purposes is 20% while the maximum ordinary income rate is 38.6%. Slightly different rules may apply to optionees who are subject to Section 16(b) of the Exchange Act.

        Nonqualified Stock Options.    Generally, the grant of a nonqualified stock option will not result in any federal income tax consequences to the Company or the participant. Upon exercise of an nonqualified stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the amount paid for the stock upon exercise of the option. Subject to certain limitations, the Company will be generally entitled to a corresponding business expense deduction equal to the ordinary income recognized by the participant.

        Upon disposition of stock, the participant will recognize capital gain or loss equal to the difference between the amount realized on the disposition of such stock over the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such capital gain or loss will be characterized as short-term or long-term, depending on how long the stock was held.

        Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Potential Limitations on Deductions.    Section 162(m) of the Code precludes a deduction for compensation paid to our chief executive officer and our four highest compensated officers (other than our chief executive officer) to the extent that such compensation exceeds $1,000,000 for a taxable year. If certain requirements are met, qualified performance-based compensation is disregarded for purposes of the $1,000,000 limitation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES ISSUABLE UNDER THE COMPANY'S RESTATED 1994 STOCK OPTION PLAN.

PROPOSAL TO INCREASE THE NUMBER OF SHARES UNDER THE COMPANY'S 1991 RESTRICTED STOCK PLAN (PROPOSAL 3)

        The Board of Directors has unanimously adopted, subject to shareholder approval, an amendment to increase the number of shares authorized for issuance under the NeoRx Corporation 1991 Restricted Stock Plan, as amended (the "1991 Plan"). As amended, the number of shares of Common Stock available for issuance under the 1991 Plan would be increased from 250,000 to 400,000 shares. As of March 1, 2002, approximately 130,250 shares remained available for issuance under the 1991 Plan. The Board believes that this number will be insufficient to achieve the purpose of the 1991 Plan over the term of the plan unless the additional shares are authorized. Therefore, the shareholders will be requested at the annual meeting to approve an amendment to the 1991 Plan which increases by 150,000 the number of shares that may be issued under the 1991 Plan. The 1991 Plan, as proposed to be amended subject to shareholder approval, is attached as Exhibit C to this proxy statement. The following summary of the 1991 Plan does not purport to be a complete description of the 1991 Plan and is qualified by reference to Exhibit C.

Description of the 1991 Plan

        Purpose. The purpose of the 1991 Plan is to provide a means to allow grants or sales of restricted stock to be made to selected employees, officers, agents, consultants, advisors and independent contractors in order to attract and retain the services or advice of such persons and to provide added incentive to such persons by encouraging stock ownership in the Company. As of March 1, 2002, approximately 121 people were eligible to participate in 1991 Plan.

        Stock Subject to the 1991 Plan.    Pending approval of this amendment, a maximum of 400,000 shares of Common Stock, subject to adjustment for stock splits, will be available for grant and issuance under the 1991 Plan. Any shares that have been issued or sold under the 1991 Plan that are subsequently forfeited, surrendered, exchanged or cancelled for any reason will then become available for future grants under the 1991 Plan.

        Administration.    The plan administrator of the 1991 Plan is currently the Compensation Committee of the Board of Directors. The plan administrator, subject to the terms and conditions of the 1991 Plan, has the authority to determine all matters related to the plan in its discretion, including the authority to select the individuals to receive awards and to determine the number of shares to be subject to each restricted stock award, the purchase price, if any, and all other terms and conditions of the restricted stock award.

        Awards.    The plan administrator is authorized to grant restricted stock awards under the 1991 Plan.

        Eligibility.    Restricted stock awards may be granted to employees, officers, agents, consultants, advisors or independent contractors of the Company or a related corporation (as that term is defined in the 1991 Plan).

        Terms and Conditions of Restricted Stock Awards.    Grants of restricted stock may be made at the discretion of the plan administrator. The maximum number of shares that may be granted and the price per share, if any, at which such stock may be purchased will be established by the plan administrator. As of March 1, 2002, the closing price per share of Common Stock as reported by the Nasdaq National Market was $4.00.

        Restricted stock shall be issued to grantees under the 1991 Plan subject to restrictions on transfer, sale or other disposition of such stock for a term to be determined by the plan administrator in its sole discretion (the "restricted term'). The restricted term need not be identical for all grants made under the 1991 Plan.

        In the event of termination of a grantee's employment or service relationship with the Company for a reason other than death or disability (as that term is defined in the 1991 Plan), certain involuntary terminations other than for cause (as that term is defined in the 1991 Plan) or in connection with certain changes in control, the shares subject to the restricted term will be forfeited by the grantee and will be returned to the Company. The restricted term will be deemed to be satisfied in the event of termination of a grantee's employment or service relationship with the Company due to death or disability, involuntary termination without cause where the individual had a written agreement granting such benefit to the employee, or on the effective date of a dissolution, liquidation or merger or sale of assets of the Company that results in one or more affiliated corporations owning more than 80% of the outstanding voting stock of the Company (unless the holders of securities of the Company prior to the merger own the same proportionate ownership in the new entity holding 80% or more of the voting stock). A transfer of employment or service relationship between the Company and a related corporation (as that term is defined in the 1991 Plan) does not constitute a termination of employment under the 1991 Plan.

        The plan administrator may also set certain specified financial or strategic performance goals and a time by which such performance goals must be accomplished as part of the terms and conditions of the restricted stock award. In the event that such performance goals are not met by the time set forth in the restricted stock award agreement, the shares will be forfeited by the holder and returned to the Company.

        During the restricted term, the grantee may not transfer the restricted shares except by will or by the applicable laws of descent and distribution or pursuant to a "qualified domestic relations order" as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code").

        Capital Adjustments.    In the event of certain reorganizations, stock dividends, stock splits, consolidations or similar changes in the common stock, the aggregate number and class of shares that may be granted under the 1991 Plan shall be proportionately adjusted.

        Corporate Transactions.    In the event of a corporate transaction such as a merger or sale of assets where less than 80% of the voting stock is transferred to one or more affiliated corporations, all securities received by a grantee in exchange for stock still subject to the restricted term shall continue to be subject to the terms of the 1991 Plan, including the restricted term.

        Termination and Amendment.    The Board of Directors may at any time suspend, amend or terminate the 1991 Plan, provided that any amendment that increases the number of shares authorized for issuance under the 1991 Plan, modifies the class of eligible participants or otherwise materially increases the benefits to participants under the 1991 Plan will require shareholder approval at the next annual meeting of the shareholders following the Board's adoption of such amendment.

Federal Income Tax Consequences.

        The following discussion summarizes the material United States federal income tax consequences to the Company and to participants in the 1991 Plan. This summary is based on the Code and the United States Treasury regulations promulgated thereunder as in effect on the date of the proxy statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to participants in the plan. Therefore, the Company strongly encourages participants to consult their own tax advisors as to the specific federal income tax or other tax consequences of their participation in the plan.

        Generally, upon acquisition of stock under a restricted stock award, the recipient will recognize ordinary income equal to the excess of the fair market value of the stock at the time of receipt over the amount, if any, paid for such stock. However, to the extent the stock is subject to certain restrictions, the recipient will not recognize any ordinary income until the restrictions lapse or, if earlier, the time the stock becomes transferable. At such time, the recipient will recognize ordinary income equal to the excess of the current fair market value of the stock over the amount, if any, paid for the stock. Any further appreciation in the fair market value of the stock will be taxed upon disposition of the stock. Subject to certain limitations, the Company generally will be entitled to a corresponding business expense deduction equal to the ordinary income recognized by the recipient.

        However, within thirty (30) days of receipt of stock subject to restrictions as described above, the recipient may elect to recognize ordinary income in the taxable year of receipt, despite the fact that such stock is subject to restrictions. If such election is made, the recipient will recognize ordinary income equal to the excess of the fair market value of the stock at the time of receipt over the amount, if any, paid for the stock. If the stock is later forfeited, the participant will not be allowed a deduction for any income recognized in connection with making the election.

        Upon disposition of the stock, the recipient will recognize capital gain or loss equal to the difference between the amount realized on the disposition of the stock and the sum of the amount paid for the stock, if any, plus any amount recognized as ordinary income upon acquisition or vesting of the stock (including income recognized pursuant to an election as described above). Such capital gain or loss will be characterized as short-term or long-term, depending upon how long the stock was held.

        Slightly different rules may apply to persons who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Potential Limitations on Deductions.    Section 162(m) of the Code precludes a deduction for compensation paid to our chief executive officer and our four highest compensated officers (other than our chief executive officer) to the extent that such compensation exceeds $1,000,000 for a taxable year. If certain requirements are met, qualified performance-based compensation is disregarded for purposes of the $1,000,000 limitation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES ISSUABLE UNDER THE COMPANY'S 1991 RESTRICTED STOCK PLAN.

PROPOSALS OF SHAREHOLDERS

        Under the Company's Bylaws, shareholders seeking to propose business to be conducted at an annual meeting of shareholders must give written notice to the Company no later than the date that shareholder nominations for Directors must be received. The notice must contain certain information as to the proposal and the shareholder, including the shareholder's share ownership and any financial interest of the shareholder in the proposal. Any proposal not made in compliance with the Bylaws may be rejected by the Board of Directors. No shareholder proposals for the annual meeting has been received by the Company as of the date of this proxy statement.

        A shareholder who intends to present a proposal at our 2003 annual meeting must give notice of the proposal to the Company no later than November 29, 2002, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

        Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in NeoRx's proxy statement for our 2002 annual meeting, except in circumstances where (i) NeoRx receives notice of the proposed matter no later than February 12, 2003, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

  OTHER BUSINESS

        The Company knows of no other business to be presented at the annual meeting. If any other business properly comes before the annual meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the persons named in the accompanying form of proxy.

        Upon written request from any person solicited herein addressed to the Company's Corporate Secretary at the Company's principal offices, the Company will provide, at no cost, a copy of the Company's Form 10-K annual report as filed with the SEC for the year ended December 31, 2001.

BY ORDER OF THE BOARD OF DIRECTORS
Richard L. Anderson, Senior Vice President, Chief Financial Officer and Secretary
March 29, 2002 Seattle, Washington

Exhibit A    NeoRx Corporation Audit Committee Charter

NeoRx Corporation
AUDIT COMMITTEE CHARTER
I.    PURPOSE AND ROLE

        The audit committee is a committee of the board of directors of the corporation. Its primary function shall be to assist the board in fulfilling its oversight responsibilities, by reviewing financial information to be provided to the shareholders and others, systems of internal controls that management and the board of directors have established, and the corporation's audit process. The audit committee's primary responsibilities are to:

        Serve as an independent and objective monitor of the corporation's financial reporting process and internal control system.

        Review and appraise the audit efforts of the corporation's independent accountants and internal auditing department.

        Promote an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the board of directors.

        The audit committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this charter.

        The corporation's independent accountants shall ultimately be accountable to the board of directors and to the audit committee, and the board of directors and audit committee shall, as representatives of the corporation's shareholders, have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval).

        The responsibilities of a member of the audit committee shall be in addition to such member's duties as a member of the board of directors. Additionally, while the audit committee shall have the responsibilities and powers set forth in this charter, it shall not be the duty of the audit committee to plan or conduct audits or to determine whether the corporation's financial statements are complete, accurate, or in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent accountants. Nor shall it be the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants, or to assure compliance with laws and regulations or the corporation's own policies or code of conduct.

II.    COMPOSITION

        The audit committee shall be comprised of three or more directors, who shall serve on the committee at the pleasure of the board of directors. Each member of the audit committee shall be free from any relationship that in the opinion of the board would interfere with the exercise of his or her independent judgment as a member of the committee. The membership of the committee shall meet the independence and financial literacy and experience requirements of The NASDAQ Stock Market, Inc., as the same may be modified or supplemented, or similar requirements of such other securities exchange or quotation system as may from time to time apply to the corporation. Unless a chair is selected by the full board, the members of the committee may designate a chair by majority vote of the full committee membership.

III.    MEETINGS

        As part of its job to promote open communication, the committee should meet as necessary or appropriate with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the committee or any of these groups believe should be discussed privately. In addition, when required under generally accepted auditing standards, the committee or its chair should meet with the independent accountants and management to review the corporation's quarterly financials, consistent with IV.4. below.

IV.    RESPONSIBILITIES

        To fulfill its responsibilities the audit committee shall:

Documents/Reports Review

        1.    Review and reassess the adequacy of this charter annually.

        2.    Review the corporation's annual financial statements and, as necessary or appropriate, any reports or other financial information submitted to governmental bodies or the public, such as certifications, reports, opinions, or reviews rendered by the independent accountants.

        3.    Review reports to management prepared by the internal auditing department and management's response.

        4.    When required under generally accepted auditing standards, review with financial management and the independent accountants the corporation's report on Form 10-Q prior to its filing or prior to the release of earnings. The chair of the audit committee may represent the entire committee for purposes of this review.

        5.    Prepare the report required by the rules of the Securities and Exchange Commission to be included in the corporation's annual proxy statement.

Independent Accountants

        6.    Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

        7.    Ensure receipt from the independent accountants of a formal written statement delineating all relationships between the independent accountants and the corporation, consistent with Independence Standards Board Standard 1.

        8.    Actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants, and take, or recommend that the full board of directors take, appropriate action to oversee the independence of the independent accountants.

        9.    Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

        10.  Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the corporation's financial statements.

Financial Reporting Processes

        11.  In consultation with the independent accountants and the internal auditors, review the integrity of the corporation's financial reporting processes, both internal and external.

        12.  Consider the independent accountants' judgments about the quality and appropriateness of the corporation's accounting principles as applied in its financial reporting.

        13.  Consider and approve, if appropriate, major changes to the corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement

        14.  Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

        15.  Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

        16.  Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the audit committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the committee.)

Legal Compliance

        17.  Review activities, organizational structure, and qualifications of the internal audit department.

        18.  Review, with the corporation's counsel, legal compliance matters including corporate securities trading policies.

        19.  Review, with the corporation's counsel, any legal matter that could have a significant impact on the corporation's financial statements.

Other

        20.  Perform any other activities consistent with this charter, the corporation's by-laws and governing law, as the audit committee or the board deems necessary or appropriate.

Exhibit B    NeoRx Corporation Restated 1994 Stock Option Plan

NEORX CORPORATION
RESTATED 1994 STOCK OPTION PLAN
As Proposed for Amendment and Restatement on March 18, 2002
SECTION 1.    PURPOSE

        The purpose of the Restated 1994 Stock Option Plan (this "Plan") is to provide a means whereby selected employees, officers, directors, agents, consultants, advisors and independent contractors of NeoRx Corporation (the "Company"), or of any parent or subsidiary (as defined in subsection 5.8 and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, officers, directors, agents, consultants, advisors and independent contractors and to provide added incentive to such persons by encouraging stock ownership in the Company.

SECTION 2.    ADMINISTRATION

        This Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. The administrator of this Plan shall hereinafter be referred to as the "Plan Administrator." So long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall consider, in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator of this Plan with respect to any persons subject or likely to become subject to Section 16 under the Exchange Act, the provisions regarding (a) "outside directors," as contemplated by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and (b) "nonemployee directors," as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering this Plan with respect to designated classes of eligible participants to different committees, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

2.1  Procedures

        The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

2.2  Responsibilities

        Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price, and all other terms and conditions of the options. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options correspond to the requirements of Section 422 of the Code, the regulations thereunder and any amendments thereto.

2.3  Rule 16b-3 Compliance and Bifurcation of Plan

        Notwithstanding anything in this Plan to the contrary, the Board, in its absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to participants who are subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning this Plan with respect to other participants.

SECTION 3.    STOCK SUBJECT TO THIS PLAN

        The stock subject to this Plan shall be the Company's Common Stock (the "Common Stock"), presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed 8,800,000 shares. If any option granted under this Plan shall expire or be surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised for vested and nonforfeitable shares, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such expired, surrendered, exchanged, canceled or terminated options.

SECTION 4.    ELIGIBILITY

        An incentive stock option may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any related corporation. A nonqualified stock option may be granted to any employee, officer, director, agent, consultant, advisor or independent contractor of the Company or any related corporation; provided, however, that such agent, consultant, advisor or independent contractor render bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an "Optionee."

SECTION 5.    TERMS AND CONDITIONS OF OPTIONS

        Options granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan. Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

5.1  Number of Shares and Price

        The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Plan Administrator, provided that the maximum number of shares with respect to which an option or options may be granted to any Optionee in any one fiscal year of the Company shall not exceed 500,000 shares (the "Maximum Annual Optionee Grant"); and provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted and, with respect to incentive stock options granted to greater than 10% shareholders, the exercise price shall be as required by subsection 6.1.

5.2  Term and Maturity

        Subject to the restrictions contained in Section 6 with respect to granting incentive stock options to greater than 10% shareholders, the term of each incentive stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted but in no event shall it exceed 10 years. The term of each nonqualified stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years. To ensure that the Company or a related corporation will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted at any time by the Plan Administrator, be exercisable as follows:

  •
  Option grants for existing employees with at least one year of service become exercisable in monthly increments over a four-year period from the grant date.

  •
  Option grants for new employees with less than one year of service and existing employees receiving promotions become exercisable at a rate of 25% after one year from the grant date and then in monthly increments at a rate of 1/48th per month of the original grant over the following three years.

        Unless the Plan Administrator (or the Company's Chief Executive Officer in the case of Optionees who are not subject to Section 16 under the Exchange Act) determines otherwise, the vesting schedule of an option shall be adjusted proportionately to the extent an Optionee's hours of employment or service are reduced after the date of grant.

5.3  Exercise

        Subject to the vesting schedule described in subsection 5.2, each option may be exercised in whole or in part at any time and from time to time; provided, however, that an option may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator,. Only whole shares will be issued pursuant to the exercise of any option. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

5.4  Payment of Exercise Price

        Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for the Common Stock being purchased.

        The Plan Administrator can determine at any time before exercise that additional forms of payment will be permitted. Unless the Plan Administrator in its sole discretion determines otherwise, either at the time the option is granted or at any time before it is exercised, and to the extent permitted by applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by a combination of cash and/or check and one or both of the following alternative forms:

        (a)  tendering (either actually or by attestation) shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator; provided, however, that payment in stock held by an Optionee shall not be made unless the stock shall have been owned by the Optionee for a period of at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial accounting purposes); or

        (b)  delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise.

5.5  Withholding Tax Requirement

        The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant or exercise of any option. Subject to the Plan and applicable law, the Plan Administrator, in its sole discretion may permit a Participant to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock (up to the minimum required federal tax withholding rate) or by transferring to the Company shares of Common Stock (already owned by the Optionee for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes), in such amounts as are equivalent to the fair market value of the withholding obligation. The Company shall have the right to withhold from any shares of Common Stock issuable pursuant to an option or from any cash amounts otherwise due or to become due from the Company to the Participant an amount equal to such taxes.

5.6  Holding Periods

  5.6.1
  Securities and Exchange Act Section 16

        If an individual subject to Section 16 of the Exchange Act sells shares of Common Stock obtained upon the exercise of a stock option within six months after the date the option was granted, such sale may result in short-swing profit liability under Section 16(b) of the Exchange Act.

  5.6.2
  Taxation of Stock Options

        In order to obtain certain tax benefits afforded to incentive stock options under Section 422 of the Code, an Optionee must hold the shares issued upon the exercise of an incentive stock option for two years after the date of grant of the option and one year from the date of exercise. An Optionee may be subject to the alternative minimum tax at the time of exercise of an incentive stock option.

        The Plan Administrator may require an Optionee to give the Company prompt notice of any disposition of shares of Common Stock acquired by the exercise of an incentive stock option prior to the expiration of such holding periods.

        Tax advice should be obtained when exercising any option and prior to the disposition of the shares issued upon the exercise of any option.

5.7  Transferability of Options

        Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. During an Optionee's lifetime, any options granted under this Plan are personal to him or her and are exercisable solely by such Optionee or a permitted assignee or transferee of such Optionee (as provided below). Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. Notwithstanding the foregoing, to the extent permitted by Section 422 of the Code, the Plan Administrator may permit an Optionee to (i) during the Optionee's lifetime, designate a person who may exercise the option after the Optionee's death by giving written notice of such designation to the Company (such designation may be changed from time to time by the Optionee by giving written notice to the Company revoking any earlier designation and making a new designation) or (ii) transfer the option and the rights and privileges conferred hereby; provided, however, that any option so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the option.

5.8  Termination of Relationship

        If the Optionee's relationship with the Company or any related corporation ceases for any reason, then the portion of the Optionee's option that is not exercisable at the time of such cessation shall terminate immediately upon such cessation, unless the Plan Administrator determines otherwise. If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of such period following such cessation as to all shares for which it has not theretofore been exercised, unless such provision is waived in the agreement evidencing the option or at any time prior to the expiration of the option by the Plan Administrator in its sole discretion. If, however, in the case of an incentive stock option, the Optionee does not exercise the Optionee's option within three months after cessation of employment, the option will no longer qualify as an incentive stock option under the Code.

        If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or unauthorized use or disclosure of confidential information, in each case as determined by the Plan Administrator and its determination shall be conclusive and binding. If an Optionee's relationship with the Company or any related corporation is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all the Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

        If an Optionee's relationship with the Company or any related corporation ceases because of a total disability, the portion of the Optionee's option that is exercisable at the time of such cessation may be exercised for a period of one year following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company has furnished its opinion of total disability to the Plan Administrator.

        Any change of relationship with the Company shall not constitute a termination of the Optionee's relationship with the Company for purposes of this Section 5.8 so long as the Optionee continues to be an employee, officer, director or, pursuant to a written agreement with the Company, an agent, consultant, advisor or independent contractor of the Company or of a related corporation. The Plan Administrator, in its absolute discretion, may determine all questions of whether particular leaves of absence constitute a termination of services; provided, however, that with respect to incentive stock options, such determination shall be subject to any requirements contained in the Code. The foregoing notwithstanding, with respect to incentive stock options, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

        As used herein, the term "related corporation," when referring to a subsidiary corporation, shall mean any corporation (other than the Company) in, at the time of the granting of the option, an unbroken chain of corporations ending with the Company, if stock possessing 50% or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain. When referring to a parent corporation, the term "related corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50%

or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

5.9  Death of Optionee

        If an Optionee dies while he or she has a relationship with the Company or any related corporation or within the three-month period (or 12-month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass (i) by will or by the applicable laws of descent and distribution or (ii) by a designation or transfer pursuant to Section 5.7.

5.10   No Status as Shareholder

        Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

5.11   Continuation of Relationship

        Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ or other relationship of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company at any time.

5.12   Modification and Amendment of Option

        Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee.

5.13   Limitation on Value for Incentive Stock Options

        As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value of the stock (determined at the time the incentive stock option is granted) with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a related corporation or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The previous sentence shall not apply if the Internal Revenue Service issues a public rule, issues a private ruling to the Company, any Optionee or any legatee, personal representative or distributee of an Optionee or issues regulations changing or eliminating such annual limit.

SECTION 6.    GREATER THAN 10% SHAREHOLDERS

6.1  Exercise Price and Term of Incentive Stock Options

        If incentive stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110%

of the fair market value of the Common Stock at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document.

6.2  Attribution Rule

        For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

SECTION 7.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

        The aggregate number and class of shares for which options may be granted under this Plan, the Maximum Annual Optionee Grant set forth in Section 5.1, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

7.1  Effect of Liquidation or Reorganization

        Upon a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock (each, a "corporate transaction"), then the exercisability of each option outstanding under this Plan shall be automatically accelerated so that each such option shall, immediately prior to the specified effective date for the corporate transaction, become fully exercisable with respect to the total number of shares of Common Stock purchasable under such option and may be exercised for all or any portion of such shares. To the extent such option is not exercised, it shall terminate, except that in the event of a corporate transaction in which shareholders of the Company receive capital stock of another corporation in exchange for their shares of Common Stock, such unexercised option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. Any such assumed or equivalent option shall be fully exercisable with respect to the total number of shares purchasable under such option.

        Notwithstanding the foregoing, upon a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger, a mere reincorporation or the creation of a holding company, each option outstanding under this Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such corporation, and the vesting schedule set forth in the instrument evidencing the option shall continue to apply to such assumed or equivalent option.

7.2  Fractional Shares

        In the event of any adjustment in the number of shares covered by any option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

7.3  Determination of Board to Be Final

        All Section 7 adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 424(h) and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

SECTION 8.    SECURITIES REGULATION

        Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability, if applicable, of an exemption from registration for the issuance and sale of any shares hereunder.

SECTION 9.    AMENDMENT AND TERMINATION

9.1  Board Action

        The Board may at any time suspend, amend or terminate this Plan, provided that, to the extent required for compliance with Section 422 of the Code or by any applicable law or regulation, the Company's shareholders must approve any amendment which will:

        (a)  increase the total number of shares that may be issued under this Plan;

        (b)  modify the class of participants eligible for participation in this Plan; or

        (c)  otherwise require shareholder approval under any applicable law or regulation.

        Such shareholder approval must be obtained within 12 months of the adoption by the Board of such amendment.

        Any amendment made to this Plan since its original adoption which would constitute a "modification" to incentive stock options outstanding on the date of such amendment shall not be applicable to such outstanding incentive stock options, but shall have prospective effect only, unless the Optionee agrees otherwise.

9.2  Automatic Termination

        Unless sooner terminated by the Board, this Plan shall terminate ten years from the earlier of (a) the date on which this Plan is adopted by the Board or (b) the date on which this Plan is approved by the shareholders of the Company. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, impair or diminish any rights or obligations under any option theretofore granted under this Plan.

SECTION 10.    GENERAL

10.1   Optionees in Foreign Countries

        The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its related corporations may operate to assure the viability of the benefits from options granted to Optionees employed in such countries and to meet the objectives of the Plan.

10.2   No Trust or Fund

        The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Optionee, and no Optionee shall have any rights that are greater than those of a general unsecured creditor of the Company.

10.3   Severability

        If any provision of the Plan or any option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any option under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the option, such provision shall be stricken as to such jurisdiction, person or option, and the remainder of the Plan and any such option shall remain in full force and effect.

10.4   Choice of Law

        The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of laws.

SECTION 11.    EFFECTIVENESS OF THIS PLAN

        This Plan shall become effective upon adoption by the Board so long as it is approved by the Company's shareholders at any time within 12 months of the adoption of this Plan.

        Plan adopted by the Board of Directors on February 17, 1994 and approved by the shareholders on May 17, 1994; amended by the Board of Directors on March 11, 1996; amended and restated by the Board of Directors on December 3, 1996. Plan further amended and restated by the Board of Directors on March 7, 2000. Section 3 of the Plan amended by the Board of Directors on March 2, 2001 to increase the number of authorized shares from 4,500,000 to 5,800,000 shares and such amendment was approved by the shareholders on May 22, 2001. Section 3 of the Plan was amended by the Board of Directors on March 18, 2002 to increase the number of authorized shares from 5,800,000 to 8,800,000 shares pending approval from the Shareholders at the Company's Annual Meeting to be held on May 2, 2002.

Exhibit C    NeoRx Corporation 1991 Restricted Stock Plan

NEORX CORPORATION

1991 RESTRICTED STOCK PLAN

As Proposed for Amendment and Restatement on March 18, 2002

SECTION 1.    PURPOSE

        The purpose of this 1991 Restricted Stock Plan (this "Plan") is to provide a means whereby selected employees, officers, agents, consultants, advisors and independent contractors of NeoRx Corporation (the "Company"), or of any parent or subsidiary thereof (as further defined in Section 11(c), "Related Corporations"), may be granted or sold restricted stock, in order to attract and retain the services or advice of such employees, officers, agents, consultants, advisors and independent contractors and to provide added incentive to such persons by encouraging stock ownership in the Company.

SECTION 2.    ADMINISTRATION

        This plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee to administer this Plan, by such committee. The administrator of this Plan shall hereinafter be referred to as the "Plan Administrator."

        In the event a member of the Plan Administrator may be eligible, subject to the restrictions set forth in Section 4, to participate in or receive or hold restricted stock awards under this Plan, no member of the Plan Administrator shall vote with respect to the granting of a restricted stock award hereunder to himself or herself, as the case may be, and, if state corporate law does not permit a committee to grant restricted stock awards to Directors, then any restricted stock award granted under this Plan to a Director for his or her services as such shall be approved by the full Board.

        The members of any committee serving as Plan Administrator shall be appointed by the Board for such term as the Board may determine. The Board may from time to time remove members from, or add members to, the committee. Vacancies on the committee, however caused, may be filled by the Board.

        So long as the Company's common stock (the "Common Stock") is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall consider, in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator of this Plan with respect to any persons subject or likely to become subject to Section 16 under the Exchange Act, the provisions regarding "nonemployee directors," as contemplated by Rule 16b-3 under the Exchange Act.

2.1.  Procedures

        The Board shall designate one of the members of the Plan Administrator as chairperson. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

2.2.  Responsibilities

        Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the restricted stock awards to be granted under this Plan, including selection of the individuals to be granted restricted stock awards, the number of shares to be subject to each restricted stock award, the price, if any, at which the restricted stock is to be sold, the term or duration and the type of restrictions to be imposed upon the restricted stock, and all other terms and conditions of the restricted stock awards. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any restricted stock award granted hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties.

2.3.  Section 16(b) Compliance and Bifurcation of this Plan

        Notwithstanding anything in this Plan to the contrary, the Board, in its absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to participants who are officers and Directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning this Plan with respect to other participants.

        If a Director or officer subject to Section 16 of the Exchange Act sells shares of restricted stock obtained pursuant to the grant of a restricted stock award under this Plan within six months after the date of such grant, such sale may result in short-swing profit liability under Section 16(b) of the Exchange Act.

SECTION 3.    STOCK SUBJECT TO THIS PLAN

        The stock subject to this Plan shall be the Common Stock, presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 10, the aggregate amount of Common Stock to be granted or sold as restricted stock under this Plan shall not exceed 400,000 shares as such Common Stock was constituted on the effective date of this Plan. If any restricted stock granted under this Plan shall be forfeited, surrendered, exchanged or canceled for any reason, such shares shall thereupon again be available for purposes of this Plan, including for replacement grants which may be made in exchange for such forfeited, surrendered, exchanged or canceled shares.

SECTION 4.    ELIGIBILITY

        Restricted stock may be granted to any employee, officer, agent, consultant, advisor or independent contractor of the Company or any related corporation, whether an individual or an entity. Any party who receives a grant under this Plan shall be referred to hereinafter as a "Grantee."

SECTION 5.    TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

        Restricted stock awards granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan. Notwithstanding the foregoing, restricted stock awards shall include or incorporate by reference the following terms and conditions:

5.1.  Number of Shares and Price

        The maximum number of shares of restricted stock that may be granted and the price per share, if any, at which such stock may be purchased shall be as established by the Plan Administrator.

5.2.  Holding of Certificates

        Each Grantee who receives a restricted stock award shall be issued certificates for the shares of restricted stock. The certificates evidencing the shares of restricted stock shall be imprinted with a legend to the effect that the shares of restricted stock represented thereby may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of this Plan and the written agreement thereunder, and each transfer agent for the Common Stock shall be instructed to the same effect in respect of such shares. The Plan Administrator may require under such terms and conditions as it deems appropriate or desirable that the certificates for shares of restricted stock delivered under this Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restricted Term (as defined in Section 5.3) expires or until restrictions thereon otherwise lapse, and may require, as a condition of any receipt of such shares, that the Grantee shall have delivered a stock power endorsed in blank relating to such shares.

5.3.  Restricted Term

        Restricted stock shall be subject to a restriction period (after which restrictions will expire), which shall mean a period commencing on the date the restricted stock award is granted and ending on such date or dates as the Plan Administrator shall determine (the "Restricted Term").

        Notwithstanding the foregoing, the Restricted Term shall expire with respect to all shares of restricted stock then subject to the Restricted Term upon the occurrence of (a) the Grantee's death or Disability (as defined in Section 11(b)) during the Restricted Term while the Grantee is an employee, officer, agent, consultant, advisor or independent contractor of the Company, (b) if so provided in the restricted stock award agreement, upon the termination by the Company without Cause (as defined in Section 11(a)) of the grantee's relationship with the Company as an employee, agent, consultant, advisor or independent contractor, or (c) the effective date of a dissolution or liquidation of the Company, or of a reorganization, merger, or consolidation of the Company with one or more corporations which results in more than eighty percent (80%) of the outstanding voting shares of the Company being owned by one or more affiliated corporations or other affiliated entities, or of a transfer of all or substantially all the assets or more than eighty percent of the then outstanding shares of the Company to another corporation or entity (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger, a mere reincorporation or the creation of a holding company).

5.4.  Expiration of the Restricted Term

        (a)  Upon expiration of the Restricted Term applicable to any shares of restricted stock:

    (i)
    The Grantee shall, with respect to such shares, make payment, in the form of cash or a certified or bank cashier's check, to the Company in an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for the account of the Grantee, or shall otherwise make arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise; and

    (ii)
    The Grantee shall, if requested by the Company, make appropriate representations in a form satisfactory to the Company that such shares will not be sold other than pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and any applicable state securities laws, or an applicable exemption from the registration requirements of the Act and any applicable state securities laws.

        The foregoing clause (ii) shall not be effective if and so long as such shares are covered by an effective registration statement under the Act and a prospectus meeting the requirements of Section 10(a)(3) of the Act and the shares are either registered or exempt from registration under any applicable state securities laws. In connection with the issuance and delivery of such shares, the Company shall use its best efforts to comply with any applicable registration requirements of the Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery, including any applicable state securities laws.

        (b)  To the extent permissible under applicable tax, securities and other laws, the Board may, in its sole discretion, permit the Grantee to elect to satisfy the tax withholding requirements described in

Section 5.4(a) above by applying shares with respect to which the Restricted Term has expired. Any such tax withholding may be permitted, at the discretion of the Board, for amounts up to the highest marginal income tax rates applicable to the Grantee.

        (c)  The Company shall have the right to withhold from any shares of Common Stock issuable upon the expiration of the Restricted Term an amount equal to such amount required to satisfy the tax withholding requirements.

        (d)  Any election by the Grantee to have shares withheld as provided in Section 5.4(b) above will be subject to the following restrictions:

    (i)
    The election with respect to any shares must be made prior to the expiration of the Restricted Term with respect to such shares; and

    (ii)
    The election will be subject to the approval or disapproval of the Board.

        (e)  The amount to be withheld under an election which meets the foregoing requirements will be the amount required to satisfy the statutory minimum federal, state and local tax withholding requirements; provided, however, that, at its discretion, the Board may allow the Grantee to increase the amount to be withheld under an election at the time when the election is made up to the amount necessary to satisfy the maximum federal, state and local taxes which will be payable by the Grantee with respect to the shares covered by the election.

        (f)    The Board reserves the right to modify the terms of any election to comply with the requirements of any applicable tax, securities and other laws or accounting principles.

5.5.  Nontransferability of Restricted Stock

        During the Restricted Term, the shares of restricted stock granted under this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution or pursuant to the terms of a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and shall not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any such shares under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. Notwithstanding the foregoing, if the Company permits, a Grantee may, during the Grantee's lifetime, designate a person to receive such shares after the Grantee's death by giving written notice of such designation to the Plan Administrator. Such designation may be changed from time to time by the Grantee by giving written notice to the Plan Administrator revoking any earlier designation and making a new designation.

SECTION 6.    VOTING AND OTHER RIGHTS

        During the Restricted Term, the Grantee shall, except as otherwise provided herein, have all the rights of a shareholder with respect to all the shares of restricted stock subject to the Restricted Term not previously forfeited by the Grantee pursuant to the terms of this Plan and any related agreement, including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions with respect to such shares. In connection with the payment of such dividends or other distributions, there shall be deducted any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for the account of the Grantee.

SECTION 7.    FORFEITURE OF SHARES

        In the event that (a) the Grantee's relationship with the Company or any Related Corporation (as defined in Section 11(c)) as an employee, officer, agent, consultant, advisor or independent contractor ceases at any time before the end of the Restricted Term for any reason other than (i) his or her death or Disability (as defined in Section 11(b)), (ii) if so provided in the restricted stock award agreement, his or her involuntary termination without Cause (as defined in Section 11(a)), or (iii) the acquisition or merger of the Company or any similar transaction where the Company is not the survivor or the sale of all or substantially all the assets of the Company or (b) specified financial and strategic goals, if any, established by the Plan Administrator are not met prior to a date specified by the Plan Administrator (all such events referred to herein as an "Event of Forfeiture"), then all shares then subject to the Restricted Term shall thereupon be forfeited by the Grantee and transferred back to the Company without any consideration or payment therefor to the Grantee. Upon any such Event of Forfeiture, the Grantee shall deliver to the Company all certificates evidencing the shares subject to the Restricted Term, accompanied by stock powers and other instruments of transfer duly executed by the Grantee. After the time when any shares are required to be delivered to the Company for transfer to it pursuant to this Section 7, the Company shall not pay any dividend to the Grantee on account of such shares, or permit the Grantee to exercise any privileges or rights of a shareholder with respect to such shares, but shall, insofar as permitted by law, treat the Company as the owner of such shares.

        For purposes of this Section 7, a transfer of relationship as an employee, officer, agent, consultant, advisor or independent contractor between the Company and any Related Corporation shall not be deemed to constitute a cessation of relationship with the Company or any of its Related Corporations. For purposes of this Section 7, employment shall be deemed to continue while the Grantee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Grantee's reemployment rights are guaranteed by statute or by contract or unless the Plan Administrator determines otherwise.

SECTION 8.    DELIVERY OF REPLACEMENT CERTIFICATES

        Upon the Grantee's satisfaction of the requirements of Section 5.4, the Company shall deliver replacement certificates with respect to those shares no longer subject to the Restricted Term and related instruments of transfer which shall evidence that the shares are no longer subject to the Restricted Term. The Grantee shall, as a condition to such delivery, surrender the certificate(s) with respect to those shares no longer subject to the Restricted Term.

SECTION 9.    EFFECT ON GRANTEE'S CONTINUED RELATIONSHIP WITH THE COMPANY

        While it is intended that the Grantee's continued relationship with the Company or a Related Corporation as an employee, officer, agent, consultant, advisor or independent contractor during the Restricted Term is required in order for the Grantee to be able to retain all the shares (except as otherwise provided in Section 5.3), the Grantee's right, if any, to continue to serve the Company and any Related Corporation as an employee, officer, agent, consultant, advisor or independent contractor shall not be enlarged or otherwise affected by the grant to the Grantee of a restricted stock award, nor shall such grant in any way restrict the right of the Company or Related Corporation to terminate the Grantee's relationship as an employee, officer, agent, consultant, advisor or independent contractor at any time for any reason.

SECTION 10.    STOCK SPLIT, REORGANIZATION, MERGER, ETC.

        In the event of any recapitalization, reclassification, stock split or reverse stock split of the outstanding shares of Common Stock, the aggregate number and class of securities for which restricted stock awards may be granted under the Plan shall be proportionately adjusted. All securities received by the Grantee in respect of the Shares subject to the Restricted Term as a result of any merger, consolidation, sale of assets, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution shall be subject to the provisions of the Plan unless the Restricted Term ends as a consequence of such transaction pursuant to Section 5.3.

SECTION 11.    DEFINITIONS

        (a)  "Cause"— Termination by the Company of the Grantee's relationship with the Company as an employee, officer, agent, consultant, advisor or independent contractor for "Cause" means termination due to:

    (i)
    Any felonious act by the Grantee; or

    (ii)
    Unexcused absence, which is defined as:

      failure by the Grantee to attend to his or her regularly assigned duties at the Company on a full-time basis for reasons other than incapacity due to physical or mental illness, or other than due to Disability (as defined in Section 11(b)); and

      failure by the Grantee to return to full-time performance of his or her duties within fifteen (15) days after written notice to the Grantee calling for the Grantee's return to his or her regularly assigned duties is given by the Company.

        (b)  "Disability" means incapacity due to physical or mental illness which prevents the Grantee from performing his or her regularly assigned duties at the Company on a full-time basis for a consecutive period in excess of six months. Disability may be established only by a written certificate from an independent licensed physician.

        (c)  "Related Corporation," when referring to a subsidiary corporation, means any corporation (other than the Company) in, at the time of the granting of the restricted stock award, an unbroken chain of corporations ending with the Company, if stock possessing 50% or more of the total combined voting power of all classes of stock of the corporations other than the Company is owned by one of the other corporations in such chain. When referring to a parent corporation, the term "Related Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the restricted stock award, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 12.    MODIFICATION AND AMENDMENT OF RESTRICTED STOCK AWARDS

        Subject to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding restricted stock awards granted under this Plan. The modification or amendment of an outstanding restricted stock award shall not, without the consent of the Grantee, impair or diminish any of the Grantee's rights or any of the obligations of the Company under such restricted stock award. Except as otherwise provided in this Plan, no outstanding restricted stock award shall be terminated without the consent of the Grantee.

SECTION 13.    AMENDMENT AND TERMINATION

13.1.  Board Action

        The Board may at any time suspend, amend or terminate this Plan, provided that the approval of the holders of a majority of the Company's outstanding shares of voting capital stock is necessary at the next annual meeting of shareholders of the Company after the adoption by the Board of any amendment which will:

        (a)  increase the number of shares of restricted stock that may be granted under this Plan;

        (b)  materially modify the requirements as to eligibility for participation in this Plan; or

        (c)  otherwise materially increase the benefits accruing to the participants under this Plan.

13.2.  Termination

        The plan shall continue in effect until it is terminated by action of the Board or the Company's shareholders. No restricted stock award may be granted after any such termination or during any suspension of this Plan.

13.3.  Effect of Amendment or Termination

        The amendment or termination of this Plan shall not, without the consent of the Grantee, alter or impair any rights or obligations under any restricted stock award theretofore granted under this Plan.

SECTION 14.    EFFECTIVENESS OF THIS PLAN

        This Plan shall become effective upon adoption by the Board so long as it receives approval by the holders of a majority of the Company's outstanding shares of voting capital stock at the 1992 Annual Meeting.

        Adopted by the Board of Directors on December 17, 1991 and approved by the Shareholders on February 20, 1992. Shares authorized for issuance under the Plan were adjusted to reflect a one-for-four reverse stock split on December 13, 1993, from one million shares authorized under this Plan to 250,000 shares after the reverse split. The Plan was amended and restated by the Board of Directors on December 3, 1996. Amendment to Section 3 adopted by the Board of Directors on March 18, 2002 to increase the number of shares authorized under the Plan from 250,000 to 400,000 shares pending shareholder approval at the Company's Annual Meeting to be held on May 2, 2002.

PROXY

NEORX CORPORATION
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 2, 2002
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Richard L. Anderson and Melinda G. Kile as Proxy, with full power of substitution, and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of NeoRx Corporation held of record by the undersigned on March 15, 2002, at the Annual Meeting of Shareholders to be held on May 2, 2002, or any adjournment or postponement thereof.

(Continued and to be signed on reverse side.)

^ FOLD AND DETACH HERE ^

Please mark your votes as indicated in this example	☒
		FOR all nominees (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
1.	ELECTION OF DIRECTORS Election of the following six nominees to serve as Directors for the ensuing year or until their successors are elected and qualified:	☐	☐
Nominees: 01 Douglass B. Given, 02 Jack L. Bowman, 03 Frederick B. Craves, 04 E. Rolland Dickson, 05 Carl S. Goldfischer and 06 Alan A. Steigrod
Unless otherwise directed, all votes will be apportioned equally among those persons for whom authority is given to vote.
(INSTRUCTION: TO HOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)
		FOR THE PROPOSAL	AGAINST THE PROPOSAL	ABSTAIN
2.	TO APPROVE AN INCREASE IN THE NUMBER OF SHARES ISSUABLE UNDER THE COMPANY'S RESTATED 1994 STOCK OPTION PLAN FROM 5,800,000 TO 8,800,000 SHARES	☐	☐	☐
		FOR THE PROPOSAL	AGAINST THE PROPOSAL	ABSTAIN
3.	TO APPROVE AN INCREASE IN THE NUMBER OF SHARES ISSUABLE UNDER THE COMPANY'S 1991 RESTRICTED STOCK PLAN FROM 250,000 TO 400,000 SHARES	☐	☐	☐
Your vote is important. Prompt return of this proxy card will help save the expense of additional solicitation efforts.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). Proxy cards properly executed and returned without direction will be voted for the proposals. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

Signature(s)	Dated	,2002

Please sign above exactly as your name appears on your stock certificates. When shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships and associations and give his or her title.

^ FOLD AND DETACH HERE ^

QuickLinks

NEORX CORPORATION PROXY STATEMENT
ELECTION OF DIRECTORS (PROPOSAL 1)
Summary Compensation Table
Stock Option Awards in 2001
Options Granted in 2001
Stock Option Exercises
Aggregated Option Exercises in 2001 and Year-End Option Values
Report of the Compensation Committee on Executive Compensation
Stock Price Performance Graph
Comparison of Five-Year Cumulative Total Return Among NeoRx Corporation, NASDAQ Stock Market Index (US) and NASDAQ Pharmaceutical Stocks Index (1)
Employment and Change of Control Agreements and Severance Agreements
Certain Relationships and Related Transactions with Management
Compliance With Section 16(a) of the Securities Exchange Act of 1934
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL TO INCREASE THE NUMBER OF SHARES UNDER THE COMPANY'S RESTATED 1994 STOCK OPTION PLAN (PROPOSAL 2)
Description of the 1994 Plan
Federal Income Tax Consequences.
PROPOSAL TO INCREASE THE NUMBER OF SHARES UNDER THE COMPANY'S 1991 RESTRICTED STOCK PLAN (PROPOSAL 3)
Description of the 1991 Plan
Federal Income Tax Consequences.
PROPOSALS OF SHAREHOLDERS
OTHER BUSINESS
Exhibit A NeoRx Corporation Audit Committee Charter
Exhibit B NeoRx Corporation Restated 1994 Stock Option Plan
Exhibit C NeoRx Corporation 1991 Restricted Stock Plan
NEORX CORPORATION 1991 RESTRICTED STOCK PLAN As Proposed for Amendment and Restatement on March 18, 2002 SECTION 1. PURPOSE